Filing pursuant to Rule 497(d)
1933 Act File No. 33--10754
1940 Act File No. 811--4933


                  Commonwealth Financial Group, Inc.
                     Supplement to the Prospectus
                         dated August 1, 1998


INVESTMENT OBJECTIVE AND POLOCIES (Page 4)

To achieve its investment objective, the Fund invests in a variety of money market instruments, all of which must be investments that are permitted by Chapter 18 of Title 2.1 of the Code of Virginia. Effective July 1, 1998, that provision was amended to permit counties, cities, towns, and political subdivisions and public bodies of the Commonwealth of Virginia to invest in certain negotiable certificates of deposits and negotiable bank deposit notes of domestic banks and domestic offices of foreign banks.


             The Date of this Supplement is April 12, 1999